--------------------------------------------------------------------------------
CUSIP NO.  81763Q10K                   13G                   PAGE 13 OF 15 PAGES
--------------------------------------------------------------------------------

                                                                       Exhibit 1
                                    AGREEMENT

        Pursuant to Rule 13d-1(k)(1) under the Securities Exchange Act of 1934, the undersigned hereby agree that only one statement containing the information required by Schedule 13G need be filed with respect to the ownership by each of the undersigned of shares of stock of Serviceware Technologies, Inc.

        EXECUTED this 13th day of February, 2001.

GEOCAPITAL III, L.P.

By:    Geocapital Management, L.P.


      By: /s/ Richard A. Vines
          --------------------------------------
          Richard A. Vines
          General Partner

GEOCAPITAL MANAGEMENT, L.P.


      By: /s/ Richard A. Vines
          --------------------------------
          Richard A. Vines

          General Partner

BVA ASSOCIATES III, LLC


      By:            *
          -------------------------------
          Paul F. Deninger
          Managing Member




PAUL F. DENINGER

               *
---------------------------------------


STEPHEN J. CLEARMAN

               *
---------------------------------------

LAWRENCE W. LEPARD

               *
---------------------------------------

RICHARD A. VINES


/s/ Richard A. Vines                         *By: /s/ Richard A. Vines
---------------------------------------          ----------------------------
                                                      Richard A. Vines
                                                      Attorney-in-Fact

* This Agreement was executed by Richard A. Vines pursuant to Powers of Attorney filed with the Securities and Exchange Commission (the "SEC"): (i) on February 14, 1995 in connection with a Schedule 13D for NETCOM On-Line Communication Services, Inc; and (ii) on the date hereof, in connection with this Schedule 13G. A copy of each of the Powers of Attorney are incorporated herein by reference and are attached hereto as Exhibit 2 and Exhibit 3, respectively.


                              Page 13 of 15 pages